UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Redfin Corporation
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

REDFIN CORPORATION

2023 Annual Meeting

Vote by June 12, 2023

11:59 PM ET

REDFIN CORPORATION
1099 STEWART STREET, SUITE 600
SEATTLE, WA 98101

You invested in REDFIN CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2023
10:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/RDFN2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class B Directors **Nominees:**	
1a.	Robert Bass	For
1b.	Kerry D. Chandler	For
1c.	Glenn Kelman	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.	For

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